                        INVESTOR SUBSCRIPTION AGREEMENT
                       OF APPLIED VOICE RECOGNITION, INC.

     THIS INVESTOR SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into as of this 30th day of July, 1998, by and between APPLIED VOICE RECOGNITION, INC., a Delaware corporation ("Seller"), with offices at 4615 Post Oak Place, Suite 111, Houston, Texas 77027 and RALF NICKELEIT-BONNIER, an individual ("Buyer"), with offices at Heimfelder Strasse 114, 21075 Hamburg, Germany, providing for the purchase and sale of Five Thousand (5,000) shares (the "Shares") of Series C 4% Cumulative Convertible Preferred Stock of Seller (the "Series C Preferred Stock"), convertible into shares of the common stock, par value $0.001 per share (the "Common Stock"), of Seller. Seller and Buyer (collectively, the "Parties") hereby represent and agree as follows:

1.    AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.
      --------------------------------------

(i) Buyer hereby subscribes for Five Thousand (5,000) Shares of Series C Preferred Stock in exchange for Sixty Two Thousand Five Hundred and no/100 Dollars ($62,500.00) in cash (the "Purchase Price"). Buyer shall pay the Purchase Price for the Shares by wire transfer of immediately available, federal funds in United States dollars against counter-delivery of the Shares by Seller. The closing of the purchase and sale of the Shares (the "Closing") shall take place on or about June 15, 1998.

(ii) The rights, privileges and preferences of the Series C Preferred Stock, shall be as set forth in the Certificate of Designation attached as Exhibit
                                                                         -------
     "A" to this Agreement.
     ---

2.    BUYER'S REPRESENTATIONS AND COVENANTS.
      -------------------------------------

     Buyer represents, warrants and covenants to Seller as follows:

(i) This Agreement has been duly authorized, validly executed and delivered on behalf of Buyer and is a valid and binding agreement of Buyer enforceable in accordance with its terms, subject to general principles of equity and of bankruptcy or other laws affecting the enforcement of creditors' rights;

(ii) Buyer is purchasing the Shares for its own account for investment purposes only and not with a view towards distribution. Buyer understands and agrees that it must bear the economic risks of investments for an indefinite period of time. Buyer has received and carefully reviewed copies of the Disclosure Documents (as defined in Section 3). No representations or warranties have been made to Buyer by Seller, the officers or directors of Seller, or any agent, employee or affiliate of any of them, except as specifically set forth herein or in the placement agent's agreement between the Seller and Equity Services, Ltd. (the "Placement Agreement"). Buyer shall be a third party beneficiary of the representations, warranties and covenants made by Seller in the Placement Agreement. Buyer is aware that the purchase of the Shares involves a high degree of risk and that it may sustain, and has the financial ability to sustain, the loss of its entire investment. Buyer has had the opportunity to ask questions of, and receive answers satisfactory to it from, Seller's management regarding Seller. Buyer understands that no federal or state governmental authority has made any finding or determination relating to the fairness of an investment in the Shares and that no federal or state governmental authority has recommended or endorsed, or will recommend or endorse, the investment herein. Buyer has significant assets and upon consummation of the purchase of the Shares will continue to have significant assets exclusive of the Shares. Buyer has not been organized for the sole purpose of acquiring the Shares;

(iii)  Buyer (a) is not a citizen or resident of the United States of America,
       (b) is not an entity organized under any laws of any state of the United States of America, and (c) does not have offices in the United States of America;

(iv) Buyer is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act");

(v) Buyer understands that the Shares are being offered and sold to it in reliance on specific provisions of federal and state securities laws and that Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of Buyer set forth herein in order to determine the applicability of such provisions;

(vi) Buyer is capable of evaluating the risks and merits of this investment by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters;

(vii) Buyer shall execute the Registration Rights Agreement in the form attached hereto as Exhibit "B";

(viii) Buyer has not employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement; and

(ix) Buyer understands that neither the Shares nor the shares of Common Stock issuable upon conversion of the Series C Preferred Stock have been registered under the Securities Act and therefore it cannot dispose of any or all of the Shares or Common Stock unless and until such Shares or Common Stock, as the case may be, are subsequently registered under the Securities Act or exemptions from such registration are available. Buyer acknowledges that a legend substantially as follows will be placed on the certificates representing the Shares and/or Common Stock:

         THE SECURITIES REPRESENTED HEREBY ARE RESTRICTED SECURITIES WITHIN THE MEANING OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH SUCH ACT AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER OF THESE SECURITIES WILL NOT TRANSFER SUCH

         SECURITIES EXCEPT UPON RECEIPT OF EVIDENCE SATISFACTORY TO THE ISSUER THAT THE REGISTRATION PROVISIONS OF SUCH ACT HAVE BEEN COMPLIED WITH OR THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH TRANSFER WILL NOT VIOLATE ANY APPLICABLE FEDERAL OR STATE SECURITIES LAWS.

3.    SELLER'S REPRESENTATIONS AND COVENANTS.
      --------------------------------------

     Seller represents, warrants and covenants to Buyer that Seller has not employed any investment banker, broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transaction contemplated by this Agreement except that Seller has (i) retained directly or indirectly Equity Services, Ltd. ("ESL") and (ii) has agreed to pay a finder's fee to Capital Solutions, Inc. ("CSI").

     In addition, the representations and warranties of the Company contained in that certain placement agreement dated July 30, 1998, by and between Seller and ESL (the "Placement Agreement") are incorporated herein by reference and shall be as if made herein. The aforementioned representations and warranties of Seller shall survive the Closing.

4.    INDEMNIFICATION BY SELLER.
      -------------------------

(i) Seller hereby agrees to indemnify and hold harmless Buyer and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, including any costs or expenses incurred, to which any such indemnified party may become subject under the Securities' Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon
     (x) any untrue statement or alleged untrue statement of a material fact made by the Seller, (y) any omission or alleged omission of a material fact with respect to the Seller, or (z) any breach of any representation, warranty or agreement made by the Seller in this Agreement.

(ii) Buyer hereby agrees to indemnify and hold harmless Seller and its officers, directors, shareholders, employees, agents and attorneys against any and all losses, claims, damages, liabilities and expenses incurred by each such person in connection with defending or any reasonable investigation of colorable claims or liabilities, including any costs or expenses incurred, to which any such indemnified party may become subject under the Securities' Act, or under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact made by Buyer, (ii) any omission or alleged omission of a material fact with respect to Buyer, or (iii) any breach of any representation, warranty or agreement made by Buyer in this Agreement.

5.    CONDITIONS PRECEDENT TO CLOSING.
      -------------------------------

(i) Buyer shall (a) deliver payment of the Purchase Price to the Escrow Agent; and (b) execute and deliver the Registration Rights Agreement.

(ii) Seller shall (a) deliver to the Escrow Agent certificates for the Series C Preferred Stock in the name of the Buyer, (b) execute and deliver the Registration Rights Agreement and (c) deliver to Buyer an opinion from counsel for the Company, satisfactory to ESL and the Buyer, as to the matters described in the Placement Agreement.

2.    MISCELLANEOUS.
      -------------

(iii) This Agreement shall be governed by and interpreted in accordance with the laws of the State of Texas without giving effect to the rules governing the conflicts of laws.

(iv) This Agreement may be executed by facsimile signature and in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(v) Each of the parties agrees to pay its own expenses incident to this Agreement and the performance of its obligations hereunder, including, but not limited to, the fees and expenses of each such party's legal counsel.

(vi) All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, express overnight courier, registered first class mail, overnight courier, or telecopied, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this
       Section 5.

       if to Seller:

       Applied Voice Recognition, Inc.
       4615 Post Oak Place, Suite 111
       Houston, Texas 77027
       Attn:  Timothy J. Connolly, Chairman & CEO
       Telephone:  (713) 621-5678
       Telecopier:  (713) 621-5870

       with a copy (which shall not constitute notice) to:

       Boyar, Simon & Miller, P.C.
       4265 San Felipe, Suite 1200
       Houston, Texas 77027
       Attn: Gary W. Miller, Esq.
       Telephone:  (713) 850-7766
       Telecopier:  (713) 552-1758

       if to Buyer:

             Ralf Nickeleit-Bonnier
             Heimfelder Strasse 114
             21075 Hamburg, Germany
             Telephone: (___) ____________________
             Telecopier: (___) ____________________

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

       with a copy (which shall not constitute notice) to:

       Gardere & Wynne, L.L.P.
       3000 Thanksgiving Tower
       1601 Elm Street
       Dallas, Texas 75201-4761
       Attn:  I. Bobby Majumder, Esq.
       Telephone:  (214) 999-4268
       Telecopier: (214) 999-4667

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three (3) business days after being deposited in the mail, registered mail, return receipt requested, postage prepaid, if mailed; the next business day after being deposited with an overnight courier, if deposited with a nationally recognized, overnight courier service; when receipt is acknowledged, if telecopied (subject to follow up as discussed above).

(vii) This Agreement together with the Exhibits hereto and the Placement Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written proposals or agreements relating thereto. This Agreement may not be amended or any provision hereof waived in whole or in part, except by a written amendment signed by both of the parties.



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                                       5

  IN WITNESS WHEREOF, this Agreement was duly executed on the date first written above.


                         APPLIED VOICE RECOGNITION, INC.


                         By:
                               TIMOTHY J. CONNOLLY, Chairman & CEO



                               RALF NICKELEIT-BONNIER

                                  EXHIBIT "A"
                                  -----------

                           Certificate of Designation

                                  EXHIBIT "B"
                                  -----------

                         Registration Rights Agreement